                                                                   EXHIBIT 10.18

                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of July 29, 2002 (the "Amendment Effective Date") by and among NATCO GROUP INC., a Delaware corporation (the "U.S. Borrower") NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario (the "Canadian Borrower") AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom (the "U.K. Borrower"); each of the lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), JPMORGAN CHASE BANK (successor in interest to The Chase Manhattan
Bank), acting as agent for the U.S. Lenders (in such capacity, together with its successors in such capacity, the "U.S. Agent"); ROYAL BANK OF CANADA, acting as agent for the Canadian Lenders (in such capacity, together with its successors in such capacity, the "Canadian Agent"), and J.P. MORGAN EUROPE LIMITED (successor in interest to Chase Manhattan International Limited), acting as agent for the U.K. Lenders (in such capacity, together with its successors in such capacity, the "U.K. Agent"). The U.S. Borrower, the Canadian Borrower and the U.K. Borrower are herein collectively called the "Borrowers" and the U.S. Agent, the Canadian Agent and the U.K. Agent are herein collectively called the "Agents".

                                    RECITALS

         A. The Borrowers, the Lenders and the Agents executed and delivered that certain Loan Agreement (as amended, the "Loan Agreement") dated as of March 16, 2001, as amended by instrument dated as of September 17, 2001. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrowers, the Lenders and the Agents desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents do hereby agree as follows:

         SECTION 1. Amendments to Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

         (a) The definition of "Commitment Fee Percentage" set forth in Section
1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Commitment Fee Percentage means the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Funded Debt to EBITDA Ratio as of the last day of the most recently ended fiscal quarter of U.S. Borrower calculated by U.S. Agent as soon as practicable after receipt by U.S. Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a

         Compliance Certificate) (provided, however, that if the Commitment Fee Percentage is increased as a result of the reported Funded Debt to EBITDA Ratio, such increase shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement and provided further, however, that if the Commitment Fee Percentage is decreased as a result of the reported Funded Debt to EBITDA Ratio, and such financial reports are delivered to U.S. Agent not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement):

         Funded Debt to                          Commitment
         EBITDA Ratio                            Fee Percentage
         --------------                          --------------
         Greater than or equal to
         3.00 to 1.00                                 0.625

         Greater than or equal to
         2.50 to 1.00 but less than
         3.00 to 1.00                                 0.50

         Greater than or equal to
         2.00 to 1.00 but less than
         2.50 to 1.00                                 0.40

         Greater than or equal to
         1.50 to 1.00 but less than
         2.00 to 1.00                                 0.35

         Less than 1.50 to 1.00                       0.30

         (b) The definition of "Fixed Charge Coverage Ratio" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Fixed Charge Coverage Ratio means, as of any day, the ratio of
         (a) Pro Forma EBITDA for the 12 months ending on such day less the current portion of federal, state and provincial income tax expense recognized during such 12-month period to (b) the sum of (1) the principal component of Debt Service for such 12-month period plus (2) cash Interest Expense for such 12-month period paid by U.S. Borrower and its Subsidiaries for such 12-month period plus (3) Permitted Dividends by U.S. Borrower or by any Subsidiary of U.S. Borrower to any Person other than U.S. Borrower (or a wholly-owned Subsidiary of U.S. Borrower) for such 12-month period plus (4) actual Capital Expenditures paid by U.S. Borrower and its Subsidiaries for such 12-month period (exclusive of Capital Expenditures associated with the expansion of the West Texas C02 processing facility of the U.S. Borrower, in amounts not exceeding those permitted under this Agreement).

         (c) The definition of "Margin Percentage" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

             Margin Percentage means the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Funded Debt to EBITDA Ratio as of the last day of the then most recently ended fiscal quarter of U.S. Borrower calculated by U.S. Agent as soon as practicable after receipt by U.S. Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Margin Percentage is increased as a result of the reported Funded Debt to EBITDA Ratio, such increase shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement and provided further, however, that if the Margin Percentage is decreased as a result of the reported Funded Debt to EBITDA Ratio, and such financial reports are delivered to U.S. Agent not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement):

                                                                              Canadian Prime Loans/
         Funded Debt to                          LIBOR Borrowings              Base Rate Borrowings
         EBITDA Ratio                            Margin Percentage              Margin Percentage
         --------------                          -----------------            ---------------------
         Greater than or equal to
         3.25 to 1.00                                  3.00                           1.50

         Greater than or equal to
         3.00 to 1.00 but less than
         3.25 to 1.00                                  2.75                           1.25

         Greater than or equal to
         2.50 to 1.00 but less than
         3.00 to 1.00                                  2.50                           1.00

         Greater than or equal to
         2.00 to 1.00 but less than
         2.50 to 1.00                                  2.25                           0.75

         Greater than or equal to
         1.50 to 1.00 but less than
         2.00 to 1.00                                  2.00                           0.50

         Less than 1.50 to 1.00                        1.75                           0.25

         (d) Section 7.3(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (b) Funded Debt to EBITDA Ratio - a Funded Debt to EBITDA Ratio of not greater than (1) 3.50 to 1.00 at all times during the period commencing on July 1, 2002 through and including September 30, 2002, (2) 3.25 to 1.00 at all times during the period commencing on October 1, 2002 through and including March 31, 2003, (3) 3.00 to 1.00 at all times during the period commencing on April 1, 2003 through and including June 30, 2003, and (4) 2.50 to 1.00 at all times thereafter.

         (e) Section 7.3(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (c) Fixed Charge Coverage Ratio - a Fixed Charge Coverage Ratio of not less than (1) 1.15 to 1.00 at all times during the period commencing on April 1, 2002 through and including June 30, 2002,
         (2) 1.00 to 1.00 at all times during the period commencing on July 1, 2002 through and including March 31, 2003 and (3) 1.25 to 1.00 at all times thereafter.

         (f) Section 8.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.1 Borrowed Money Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following: (a) Borrowed Money Indebtedness under this Agreement and the other Loan Documents and Borrowed Money Indebtedness secured by Liens permitted by Section 8.2 hereof; (b) the liabilities existing on the date of this Agreement and disclosed in the financial statements delivered on or prior to the Effective Date pursuant to Section 6.2 hereof, and subject to Section 8.10 hereof, all renewals, extensions and replacements (but not increases) of any of the foregoing; (c) the Interest Rate Risk Indebtedness; (d) purchase money indebtedness to acquire Equipment obtained by U.S. Borrower or any of its Subsidiaries in the ordinary course of business not exceeding $3,000,000 at any one time outstanding, in the aggregate for all such indebtedness; (e) Borrowed Money Indebtedness of National Tank Company and its Subsidiaries under the EXIM Facility; (f) Borrowed Money Indebtedness created under leases which, in accordance with GAAP have been recorded or should be recorded as capital leases, in an aggregate amount not to exceed $2,000,000 at any one time outstanding; (g) pre-existing Borrowed Money Indebtedness, not to exceed $2,000,000 in the aggregate at any one time outstanding, secured by Liens upon assets which are acquired after the date hereof or owing by Persons which become Subsidiaries of U.S. Borrower by acquisition after the date hereof (provided, however, that no such Borrowed Money Indebtedness was incurred at the instigation of U.S. Borrower in contemplation of such acquisition), (h) Borrowed Money Indebtedness in an aggregate amount not to exceed $7,500,000 at any one time outstanding on terms acceptable to the Majority Lenders which is subordinated to the Obligations in a manner and pursuant to documentation acceptable to the Majority Lenders, and (i) without limitation of any other part of this Section, (1) contingent Borrowed Money Indebtedness of U.S. Borrower or any of its Subsidiaries in respect of surety bonds created, incurred or assumed after the Effective Date, in an aggregate amount not to exceed $12,500,000 at any one time outstanding and (2) other Borrowed Money Indebtedness of U.S. Borrower or any of its Subsidiaries created, incurred or assumed after the Effective Date, in an aggregate amount not to exceed $10,000,000 at any one time outstanding.

         (g) Section 8.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.2 Liens. Create or suffer to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its Accounts or General Intangibles; except: (a) Liens created pursuant to any Loan Document; (b) Permitted Liens; (c) Liens upon "International Collateral" (as defined in the EXIM Facility) securing the EXIM Facility, (d) other Liens securing the EXIM Facility which are subordinate and inferior to the Liens created pursuant to the Loan Documents, (e) pre-existing Liens securing pre-existing Borrowed Money Indebtedness permitted under Section 8.1 (g) hereof covering the applicable acquired asset or covering Property of the applicable acquired Subsidiary of U.S. Borrower (provided, however, that no such Liens were created and no such Borrowed Money Indebtedness was incurred at the instigation of U.S. Borrower in contemplation of such acquisition) and (f) Liens securing subordinated Borrowed Money Indebtedness permitted under Section 8.1(h) hereof covering Property constituting Collateral and which are subordinated to the Security Documents in a manner and pursuant to documentation acceptable to the Majority Lenders.

         (h) Section 8.10 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.10 Key Agreements. Terminate or agree to the termination of any Key Agreement or amend, modify or obtain or grant a waiver of any provision of any of the Key Agreements if such action could reasonably be expected to have a Material Adverse Effect (provided that no consent of any Agent or any Bank shall be required with respect to an amendment of the EXIM Facility which has the sole effect of increasing the EXIM Facility to an amount not greater than $20,000,000).

         (i) Section 8.13 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.13 Operating Lease Expenses. Aggregate operating lease expenses (excluding lease payments under capital leases) shall not exceed, for U.S. Borrower and its Subsidiaries, in the aggregate in any fiscal year, $6,000,000.

         (j) A new Section 8.19 is hereby added to the Loan Agreement, such new Section to read in its entirety as follows:

                  8.19 Limitation on Certain Capital Expenditures. Capital Expenditures associated with the expansion of the West Texas C02 processing facility of the U.S. Borrower shall not exceed $7,500,000 in the fiscal year 2002 and shall not exceed $15,000,000 in the aggregate.

         SECTION 2. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Agreement.

         SECTION 3. Amendment Fee. As a condition precedent to the effectiveness of this Amendment, the Borrower shall pay to the Agent (for payment to the applicable Lenders) a fee equal to 0.25% times the sum of (x) the Canadian Commitment of each Lender which shall have joined in the execution of this Amendment plus (y) the U.K. Commitment of each such Lender plus (z) the U.S. Commitment of each such Lender.

         SECTION 4. Expenses. The Borrowers shall pay to the Agents all reasonable fees and expenses of their respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 5. Certifications. The Borrowers hereby certify that (a) no event which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

             NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                       NATCO GROUP INC,
                                       a Delaware corporation


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                          J. Michael Mayer, Senior Vice
                                          President and Chief Financial Officer


                                       NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                          J. Michael Mayer, Vice President


                                       AXSIA GROUP LIMITED,
                                       a company incorporated in England and
                                       Wales under the Companies Act of the
                                       United Kingdom


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                          J. Michael Mayer,
                                          Authorized Signatory

                                       JPMORGAN CHASE BANK, as U.S. Agent,
                                       Issuer of U.S. Letters of Credit and a
                                       U.S. Lender


                                       By: /s/ ROBERT W. TRABAND
                                          --------------------------------------
                                       Name: Robert W. Traband
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       J.P. MORGAN EUROPE LIMITED,
                                       as U.K. Agent


                                       By: /s/ S. CLARKE          /s/ N. HALL
                                          --------------------------------------
                                       Name: S. Clarke                N. Hall
                                            ------------------------------------
                                       Title: Vice President          Associate
                                             -----------------------------------

-

                                       JPMORGAN CHASE BANK,
                                       as Issuer of U.K. Letters of Credit and a U.K. Lender


                                       By: /s/ ROBERT W. TRABAND
                                          --------------------------------------
                                       Name: Robert W. Traband
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       ROYAL BANK OF CANADA, as Canadian Agent,
                                       Issuer of Canadian Letters of Credit and a Canadian Lender


                                       By: /s/ JASON YORK
                                          --------------------------------------
                                       Name: Jason York
                                            ------------------------------------
                                       Title: Manager
                                             -----------------------------------

                                       WELLS FARGO BANK TEXAS, NATIONAL
                                       ASSOCIATION


                                       By: /s/ BRET C. WEST
                                          --------------------------------------
                                       Name: Bret C. West
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       BANK ONE, NA (MAIN OFFICE CHICAGO,
                                       ILLINOIS), as Syndications Agent and a
                                       U.S. Lender


                                       By: /s/ MARK L. WAYNE
                                          --------------------------------------
                                       Name: Mark L. Wayne
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       ARAB BANKING CORPORATION B.S.C.


                                       By: /s/ BARBARA C. SANDERSON
                                          --------------------------------------
                                       Name: Barbara C. Sanderson
                                            ------------------------------------
                                       Title: V P Head of Credit
                                             -----------------------------------

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS
                                       (formerly known as Bankers Trust Company)


                                       By: /s/ MARCUS M. TARKINGTON
                                          --------------------------------------
                                       Name: Marcus M. Tarkington
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------

                                       MIDFIRST BANK


                                       By: /s/ W. THOMAS PORTMAN
                                          --------------------------------------
                                       Name: W. Thomas Portman
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrowers of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.


                                       NATIONAL TANK COMPANY, a Delaware
                                       corporation, TOTAL ENGINEERING SERVICES
                                       TEAM, INC., a Louisiana corporation, and NATCO LONDON, INC., a Delaware corporation


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                          J. Michael Mayer, Vice President and
                                          Treasurer


                                       STARFISH ACQUISITION LIMITED, a company
                                       incorporated in England and Wales under
                                       the Companies Act of the United Kingdom, and AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                       Name: J. Michael Mayer
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------

                                       AXSIA LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA SERCK BAKER LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA HOWMAR LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, and RICHARD MOZLEY LIMITED, company incorporated in England and Wales under the Companies Act of the United Kingdom


                                       By: /s/ J. MICHAEL MAYER
                                          --------------------------------------
                                       Name: J. Michael Mayer
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------